HELD FOR SALE	12 Months Ended
Dec. 31, 2024
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
HELD FOR SALE	HELD FOR SALE
Non-current assets and groups of assets and liabilities which comprise disposal groups are presented as assets held for sale where the asset or disposal group is available for immediate sale in its present condition, and the sale is highly probable.

The following is a summary of the assets and liabilities that were classified as held for sale as of December 31, 2024 and December 31, 2023:

(US$ Millions)	Dec. 31, 2024	Dec. 31, 2023
Investment properties	$2,920	$1,673
Property, plant and equipment	45	2
Equity accounted investments	—	127
Accounts receivables and other assets	135	50
Assets held for sale	3,100	1,852
Debt obligations	816	—
Accounts payable and other liabilities	82	57
Liabilities associated with assets held for sale	$898	$57

The following table presents the change to the components of the assets held for sale from the beginning of the year:

(US$ Millions)	Dec. 31, 2024	Dec. 31, 2023
Balance, beginning of year	$1,852	$576
Reclassification to assets held for sale, net	3,764	1,798
Reclassification of BSREP IV assets to held for sale(1)	33,735	—
Disposals(1)	(36,538)	(525)
Fair value adjustments	37	(67)
Foreign currency translation	(34)	1
Acquisition of Foreign Investments	—	47
Other	284	22
Assets held for sale	$3,100	$1,852
(1)See Note 31, Related Parties for further information on the Reclassifications of BSREP IV investments to assets held for sale.

At December 31, 2023, assets held for sale included five office assets in the U.S., four malls in the U.S., two hotels in the U.S., and one logistics asset in the U.S. as the partnership intends to sell controlling interests in these assets to third parties in the next 12 months.
In the first quarter of 2024, the partnership sold two hotels in the U.S. for net proceeds of approximately $120 million.

In the second quarter of 2024, the partnership sold five hospitality assets in the U.S. and one retail asset in the U.S. for net proceeds of approximately $173 million.

In the third quarter of 2024, the partnership sold three office assets in the U.S., three retail assets in the U.S., three hospitality assets in the U.S. and one hospitality asset in South Korea for net proceeds of $159 million.

In the third quarter of 2024, the partnership reclassified its LP interest in the BSREP IV investments to assets and liabilities held for sale, as it determined it would no longer control such investments following mandatory conversion of non-voting preferred shares held by Brookfield Wealth Solutions Ltd. (“BWS”). See Note 31, Related Parties for further information on the preferred shares and the reclassification of BSREP IV investments to assets and liabilities to held for sale. As part of this reclassification, $33,765 million and $22,840 million were reclassified to assets held for sale and liabilities associated with assets held for sale, respectively.

In the fourth quarter of 2024, the partnership sold one retail asset in the U.S., eight manufactured housing communities in the U.S. and nine logistics assets in the U.S. for net proceeds of $224 million.

At December 31, 2024, assets held for sale included three office properties in the U.S., one office property in Australia, four shopping malls in the U.S., two hotels in the U.S., a logistics portfolio in the U.S., a logistics center in Japan, six logistics properties in Europe, and two manufactured housing communities in the U.S. The partnership intends to sell its interests in these assets to third parties within the next 12 months.